UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): February 11, 2016

BLACKPOLL FLEET INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 SW 34th Street, Building 3 Fort Lauderdale International Airport Fort Lauderdale, FL		33315
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 905-6006

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 11, 2016, BlackPoll Fleet International, Inc. (the “Company”) entered into an asset purchase agreement (the “Agreement”) with Alpha Investment and Lending Corp. (“Alpha”). Pursuant to the Agreement, the Company sold a Mil Mi-8 medium utility helicopter (the “Aircraft”) to Alpha in exchange for 2,317,143 restricted common shares of the Company previously issued to Alpha in August 2015, which the Company and Alpha agreed have a value of $1,622,000. The Company also executed and delivered to Alpha a Bill of Sale (the “Bill of Sale” and together with the Agreement, the “Agreements”) conveying the Aircraft to Alpha.

The closing of the foregoing transaction contemplated by the Agreements represents an unwinding of the asset purchase agreement entered into by and between the Company and Alpha dated August 4, 2015.

The foregoing description of the terms of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Agreements, which are filed herewith as Exhibit 10.1and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement between BlackPoll Fleet International, Inc. and Alpha Investment and Lending Corp., dated February 11, 2016

10.2	Bill of Sale by BlackPoll Fleet International, Inc. dated February 11, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKPOLL FLEET INTERNATIONAL, INC.

Date: February 17, 2016	By:	/s/ Dr. Jacob Gitman, PhD
Dr. Jacob Gitman, PhD
Chief Executive Officer